UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2016

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2016, Gannett Co., Inc. (“Gannett”) issued a press release announcing it filed a preliminary proxy statement with the U.S. Securities and Exchange Commission disclosing its intent to solicit “withhold” votes in connection with the election of all eight nominees to the Tribune Publishing Company Board of Directors (“Tribune Board”) as a referendum that the Tribune Board should substantively engage with Gannett regarding Gannett’s proposal to acquire Tribune for $12.25 per share in cash. The press release announcing the filing is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Gannett Co., Inc., dated May 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 2, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Gannett Co., Inc., dated May 2, 2016